UNITED STATES

SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
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FORM 8-K
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CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): July 31, 2024
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Southern States Bancshares, Inc.

(Exact Name of Registrant as Specified in its Charter)
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Alabama	001-40727	26-2518085
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)
615 Quintard Ave.
Anniston, AL		36201
(Address of Principal Executive Offices)		(Zip Code)
Registrant’s telephone number, including area code: (256) 241-1092
Securities registered pursuant to Section 12(b) of the Act:
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Title of each class	Trading Symbols(s)	Name of exchange on which registered
Common Stock, $5.00 par value	SSBK	The NASDAQ Stock Market LLC
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e 4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☒
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.01 Completion of Acquisition or Disposition of Assets.

On July 31, 2024 (the “Effective Date”), Southern States Bancshares, Inc. (the “Company” or “Southern States Bancshares”) closed the transactions under its previously announced Agreement and Plan of Merger (the “Merger Agreement”), by and between the Company, the parent company of Southern States Bank (“Southern States Bank”), and CBB Bancorp (“CBB Bancorp”), the parent company of Century Bank of Georgia (“Century Bank”). On the Effective Date, (i) CBB Bancorp merged with and into Southern States Bancshares (the “Corporate Merger”), with Southern States Bancshares as the surviving corporation in the Corporate Merger and (ii) subsequent to the Corporate Merger, Century Bank merged with and into Southern States Bank (the “Bank Merger”) with Southern States Bank as the surviving banking corporation in the Bank Merger (collectively, the “Century Bank Acquisition”).
The Corporate Merger was approved by the CBB Bancorp shareholders at CBB Bancorp’s special meeting held on July 9, 2024.

Under the terms and subject to the conditions of the Merger Agreement, the holders of CBB Bancorp have the right to elect to receive either 1.550 shares of Southern States Bancshares common stock or $45.63 in cash for each share of CBB Bancorp common stock they hold. Shareholder elections for cash are subject to proration such that no more than 10% of the shares outstanding of CBB Bancorp common stock will receive the cash consideration.

Southern States Bancshares will be mailing an Election Form and Letter of Transmittal, substantially in the form previously filed as Exhibit 99.4 to Southern States Bancshares’ Form S-4/A filed with the Securities and Exchange Commission (the “SEC”) on May 17, 2024, pursuant to which CBB Bancorp shareholders may make their election of shares of Southern States Bancshares common stock or cash (subject to proration).

At the Effective Date, all options to purchase CBB Bancorp common stock under the CBB Bancorp amended and restated stock option and incentive plan, whether vested or unvested, were cancelled and extinguished and exchanged into the right to receive cash equal to the product of the number of shares underlying the option by the excess, if any, of $45.63 over the exercise price of the option.

The foregoing description of the Merger Agreement and the Century Bank Acquisition does not purport to be complete and is qualified in its entirety by reference to the full text of the Merger Agreement, which is filed as Exhibit 2.1 to this Current Report on Form 8-K (this “Report”) and is incorporated herein by reference.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

In connection with the Century Bank Acquisition and pursuant to the Merger Agreement, Richard E. Drews, Jr. was appointed to the Board of Directors of the Company and the Bank. Mr. Drews was also appointed to the Risk Management Committee, Information Technology Committee and Capital Committee of the Board.

Richard E. Drews, Jr., 66, has served as the President and Chief Executive Officer of CBB Bancorp and Chief Executive Officer of Century Bank since 2005. Prior to joining Century Bank at its inception in 2000, he was a director at First National Bank of Northwest Georgia and President and Chief Operating Officer of its subsidiary bank, Peoples First National Bank in Cartersville, Georgia. Active in industry and civic affairs, Mr. Drews served as the 2016-2017 Chairman of the Georgia Bankers Association (the “GBA”), was the 2017-2019 Georgia representative for the American Bankers Association Community Banking Council, is a past Trustee for the Southeastern School of Commercial Lending, past Chairman of the GBA Credit Committee, former board member of the Cartersville-Bartow Chamber of Commerce, past- President of the Cartersville Rotary Club, and is a board member of the GBA Retirement Services Trust. He received his education at the University of Florida, Florida School of Banking, and the Graduate School of Banking of the South at Louisiana State University.

Mr. Drews will stand for re-election at the next annual meeting of stockholders. Mr. Drews has not had any related person transactions with the Company as of the date of his appointment that would require disclosure under Item 404(a) of Regulation S-K. In connection with his appointment, Mr. Drews will receive a grant of $12,500 of restricted stock and $12,500 of stock options, each vesting on the six-month anniversary of the grant, a base salary of $264,259 per year and a car allowance of $20,000 yearly.

Item 7.01 Regulation FD Disclosure.

On August 1, 2024, the Company issued a joint press release announcing the closing of the Century Bank Acquisition. The press release is attached to this Report as Exhibit 99.1, which is incorporated herein by reference.

The information contained in Item 7.01, including Exhibit 99.1 furnished herewith, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities under that section, nor shall it be deemed incorporated by reference into any registration statement or other documents pursuant to the Securities Act of 1933, as amended (the “Securities Act”), or into any filing or other document pursuant to the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 9.01 Financial Statements and Exhibits.

(d)Exhibits

Exhibit No.	Description
2.1*
Agreement and Plan of Merger by and between Southern States Bancshares, Inc. and CBB Bancorp, dated as of February 27, 2024 (incorporated by reference to Exhibit 2.1 of the Company’s Current Report on Form 8-K filed on February 28, 2024 (Registration No. 001-40727).

99.1	Press Release, dated August 1, 2024
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)
* Schedules have been omitted pursuant to Item 601(a)(5) of Regulation S-K. A copy of any omitted schedule will be furnished supplementally to the SEC upon request; provided, however, that the parties may request confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended, for any document so furnished.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: August 1, 2024	SOUTHERN STATES BANCSHARES, INC.

	By:	/s/ Lynn Joyce
	Name:	Lynn Joyce
	Title:	Senior Executive Vice President and Chief Financial Officer